PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2020
PROPERTY, PLANT AND EQUIPMENT, NET
PROPERTY, PLANT AND EQUIPMENT, NET

6. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consist of the following:

	At December 31,	At December 31,
	2019	2020
	$	$
Buildings	453,712	533,647
Leasehold improvements	14,225	14,804
Machinery	1,074,460	1,191,780
Furniture, fixtures and equipment	64,117	75,656
Motor vehicles	6,351	7,643
Land	20,451	20,231
	1,633,316	1,843,761
Accumulated depreciation	(598,297)	(827,601)
Impairment	(45,437)	(52,149)
Subtotal	989,582	964,011
Construction in process	56,453	193,720
Property, plant and equipment, net	1,046,035	1,157,731

Depreciation expense of property, plant and equipment was $120,834, $148,034 and $197,600 for the years ended December 31, 2018, 2019 and 2020, respectively. Construction in process primarily represents production facilities under construction and the machinery under installation.